May 2025 Company Presentation

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements regarding the potential of our EDO platform to deliver higher levels of oligonucleotide to the nuclei and to dramatically improve the lives of people living with severe neuromuscular and neurological diseases, the therapeutic potential and safety profile of our product candidates, including PGN-EDODM1 and PGN-EDO51, the discontinuation of our DMD-related research and development activities, including our CONNECT1-EDO51 and CONNECT2-EDO51 Phase 2 clinical trials, based on results from the CONNECT1 trial, the design and ongoing status of our clinical trials, including our FREEDOM-DM1 Phase 1 and FREEDOM2-DM1 Phase 2 trials of PGN-EDODM1, the expected timing for additional data from our FREEDOM trial and for the initial data report from our FREEDOM2 trial, ongoing and planned regulatory interactions, and our financial resources and cash runway based on currently planned operations Any forward-looking statements in this presentation are based on current expectations, estimates and projections only as of the date of this presentation and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: delays or failure to successfully initiate or complete our ongoing and planned development activities for our product candidates, including PGN-EDODM1; our ability to enroll patients in our clinical trials, including FREEDOM and FREEDOM2; that our interpretation of clinical and preclinical study results may be incorrect, or that we may not observe the levels of therapeutic activity in clinical testing that we anticipate based on prior clinical or preclinical results, including for PGN-EDODM1; our product candidates, including PGN-EDODM1, may not be safe and effective or otherwise demonstrate safety and efficacy in our clinical trials; adverse outcomes from our regulatory interactions, including delays in regulatory review, clearance to proceed or approval by regulatory authorities with respect to our programs, including clearance to commence planned clinical studies of our product candidates, or other regulatory feedback requiring modifications to our development programs, including in each case with respect to our including FREEDOM and FREEDOM2 clinical trials; changes in regulatory framework that are out of our control; our ability to obtain, maintain and protect our intellectual property; our ability to enforce our patents against infringers and defend our patent portfolio against challenges from third parties; competition from others developing therapies for the indications we are pursuing; unexpected increases in the expenses associated with our development activities or other events that adversely impact our financial resources and cash runway; and our dependence on third parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks concerning PepGen's programs and operations are described in our most recent annual report on Form 10-K and quarterly report on Form 10-Q that are filed with the SEC. PepGen explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. This presentation discusses PGN-EDODM1 and PGN-EDO51, investigational therapies that have not been approved for use in any country and is not intended to convey conclusions about their efficacy or safety. There is no guarantee that PGN-EDODM1 or any other investigational therapy will successfully complete clinical development or gain regulatory authority approval.

Driven by our proprietary Enhanced Delivery Oligonucleotide (EDO) platform, PepGen is creating a pipeline of disease-modifying therapeutics with the potential to safely and effectively target the underlying cause of serious genetic neuromuscular and neurological diseases

The Challenge of Oligonucleotides In vitro staining image is shown with 10µM concentration of PMO23 (naked oligonucleotide). C2C12 mouse cells were differentiated for 4 days into myotubes and treated with fluorescently tagged compounds for 24h. PMO: phosphorodiamidate morpholino oligonucleotide Naked Oligonucleotide (PMO) Red = oligo Naked oligonucleotides do not efficiently penetrate muscle cells and nucleus

PepGen's EDO Platform Has Been Designed and Developed to Solve this Decades Long Problem

EDO platform results in nuclear delivery of oligonucleotide therapeutics



PepGen's EDO: Up to 25X Higher Nuclear Uptake of Oligonucleotide


Red = oligo

In vitro staining image is shown with 10μM conc. of EDO23. C2C12 mouse cells were differentiated for 4 days into myotubes and treated with fluorescently tagged compounds for 24h.

5

EDO Technology Has Been Shown to Increases Cellular Uptake and Endosomal Escape up to 24-Fold

PMO Delivery in Cells

HeLa cells

HOURS:

0 24

PMO or PPMO dose

Tissue analysis

TOTAL CELLULAR UPTAKE



4×10⁷
3×10⁷
2×10⁷
1×10⁷
0
Luminescence / a.u.
7.4x
EDO
PMO
10
Concentration / μM

ENDOSOMAL ESCAPE



24x
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
Luminescence / a.u.
EDO
PMO
10
Concentration / μM

PMO
(no peptide)



EDO
(peptide with hydrophobic core)



Cells were treated with 0.1 to 20 μM HiBiT-conjugate for 24 h. Following live cell measurement, 0.01% digitonin was added and cells were incubated for 30 min at 37°C. Mean luminescence is shown relative to HiBiT peptide at matched concentration (± s.d., n=3). PMO: phosphorodiamidate morpholino oligonucleotide.

6

PGN-EDODM1 for DM1

FREEDOM-DM1 (Phase 1) open in U.S., Canada and UK; initial data from 5 and 10 mg/kg cohorts Observed favorable emerging safety profile1 Mean splicing correction of 29% after single dose of 10 mg/kg at 28 days post-dosing2 Dose-dependent increases in drug tissue concentration and splicing, from 5 to 10 mg/kg2 Currently dosing 15 mg/kg cohort FREEDOM2-DM1 (Phase 2) open in Canada and UK Currently dosing 5 mg/kg cohort Latest Achieved Milestones DM1: PGN-EDODM1 Through February 24, 2025 Data cut off as of December 3, 2024

Myotonic Dystrophy Type 1 Overview and Unmet Medical Need


Jubal, retired professor living with DM1

Overview

- CUG expansion in the *DMPK* gene
- Onset of symptoms variable-childhood to adulthood
  - Myotonia
  - Muscle weakness
  - Cardiac arrythmias
  - Loss of lung function
  - Fatigue
- Average life expectancy is 50-60 years for non-congenital forms of DM1

Market Opportunity

- US and EU over 110,000 patients
- No approved therapies that address underlying cause of the disease

Sources: Neuroepidemiology (2022) 56 (3): 163–173., Neurology 2021 Feb 16;96(7):e1045-e1053
CUG: cytosine-uracil-guanine; *DMPK*: dystrophia myotonica protein kinase

PepGen™ 9

PGN-EDODM1 Blocking Approach Targets the Pathogenic CUGexp Repeats DMPK RNA Wojciechowska, et al., Quantitative Methods to Monitor RNA Biomarkers in Myotonic Dystrophy, Nature, April 12, 2018 DM1 is caused by pathogenic DMPK transcripts PGN-EDODM1 binds selectively to the pathogenic DMPK transcript Bound MBNL1 (inactive) DMPK transcript Free MBNL1 (active) PGN-EDODM1 PGN-EDODM1 binds selectively to the pathogenic DMPK transcript This reduces the ability of the CUGexp repeats to form hairpin loops and sequester RNA splicing proteins DM1 is caused by pathogenic DMPK transcripts containing CUGexp repeat sequences that form hairpin loops These hairpin loops trap MBNL1 proteins that are needed for correct splicing of mRNAs Trapped MBNL1 is inactive and results in mis-splicing Liberated MBNL1 restores correct splicing

PGN-EDODM1 Reduced Pathogenic Nuclear Foci, Liberated MBNL1 and Corrected Mis-Splicing in Patient Cells with Long CUG Repeats

Foci Reduction



Not Treated
PGN-EDODM1 Treated

54% reduction in toxic foci

MBNL1 Liberation



Not Treated
PGN-EDODM1 Treated

Mis-Splicing Correction

Across multiple transcripts



69%
correction
Mis-splicing correction (%)
100
80
60
40
20
0
NT
NT
2
10
20
Healthy cells
DM1 cells (Dose, µM)

PepGen™

Immortalized myoblasts from healthy individual or DM1 patient with 2600 CTG repeats were cultured then differentiated for 4 days into myotubes. Treatment with peptide-PMO conjugates at concentrations given. Cells were harvested for analysis 24h after treatment. RNA isolation, RT-PCR and capillary electrophoresis (QIAxcel) analysis were performed. Visualization with FISH and immunofluorescence microscopy. Mean ± SD; n = 5 per group.

11

Multiple Doses of PGN-EDODM1 Led to Greater Improvement in Splicing Correction and Myotonia vs Single Dose in Preclinical Studies

Tissue Concentration

Skeletal muscle



PGN-EDODM1 (ng/g)
200
150
100
50
0
120
56
0
Vehicle
1 dose
4 doses

Mis-Splicing Correction

Across multiple transcripts



Mis-splicing correction (%)
125
100
75
50
25
0
99%
68%
0%
Vehicle
1 dose
4 doses

Correction of Myotonia

Pinch test



Myotonia - Pinch Score
4
3
2
1
0
76%
99%
Correction of myotonia
Vehicle
1 dose
4 doses

PepGen™

Protocol: HSA[LR] mice received 1 or 4 doses of PGN-EDODM1, with 4-week intervals between doses. Skeletal muscle tissues were collected 4 weeks post-final dose. Skeletal muscle tissue concentration was measured by fluorescent based HPLC method. Graph is presented as mean ± SD; n = 8-12 per cohort. Mis-splicing analysis considers multiple transcripts. Graph is presented as mean ± SD; n = 8-12 per cohort per transcript. Action myotonia evaluation (pinch test) was performed 4 weeks post-final dose. Grade 3 =Clear sign of myotonia strong AND reproducible, Grade 2 = Clear sign of myotonia, strong OR reproducible, Grade 1 = Clear sign of myotonia but non reproducible, Grade 0 = No sign of myotonia.Graph is presented as mean ± SD; n = 12-43 per cohort.

12

FREEDOM: Phase 1 PGN-EDODM1 Single-Ascending Dose Study Design

Freedom
DM1

FREEDOM Study Overview

Multinational, randomized, double-blind, placebo-controlled SAD study in patients

Single IV administration of PGN-EDODM1

Muscle biopsies in tibialis anterior at Baseline, Day 28, Week 16

Safety, PK, correction of mis-splicing, initial functional assessments

Single Dose PGN-EDODM1 or Placebo (randomized 3:1)



Dosing
Dosed
n=8
20 mg/kg or PBO
Baseline
DSMB
D28
Wk 16
Biopsy
n=8
15 mg/kg or PBO[1]
Baseline
DSMB
D28
Wk 16
Biopsy
n=8
10 mg/kg or PBO
Baseline
DSMB
D28
Wk 16
Biopsy
n=8
5 mg/kg or PBO
Baseline
DSMB
D28
Wk 16
Biopsy

[1] 15 mg/kg cohort added to expand pharmacokinetic and pharmacodynamic understanding
DSMB: data safety monitoring board; IV: intravenous; PBO: placebo; SAD: single-ascending dose; PK: pharmacokinetics

PGN-EDODM1 dose

PepGen™ 13

FREEDOM: Demographics and Baseline Characteristics in First Two Cohorts *n=5 as one participant’s sample showed splicing index outside the pre-specified assay range at Baseline (no detectable mis-splicing) Splicing Index (SI) Mild = 0–0.4, SI Moderate = 0.41–0.75, and SI Severe = 0.76–1.0. Provenzano, et al. SD: standard deviation; BMI: body mass index; PBO: placebo; vHOT: video hand opening time; 10MWRT: 10-meter walk run test Mean (SD) or n (%) Placebo (n=4) 5 mg/kg (n=6) 10 mg/kg (n=6) Age (years) 39.0 (10.9) 36.3 (9.0) 34.7 (8.2) Female, n (%) 3 (75%) 3 (50%) 3 (50%) BMI (kg/m2) 20.0 (3.3) 22.8 (5.0) 22.8 (5.7) Splicing Index 72.3 (16.3) 73.7 (15.2) 53.6* (26.0) vHOT – middle finger (sec) 14.1 (5.6) 12.6 (7.3) 9.3 (2.8) 10MWRT (sec) 4.3 (1.6) 3.9 (1.5) 4.4 (1.5)

Favorable Emerging Safety Profile of PGN-EDODM11 As of December 3, 2024 Includes all participants (placebo and PGN-EDODM1 treated); cohorts remain blinded Data Safety Monitoring Board reviewed event and recommended continuation of study/dosing Summary of Treatment Emergent Adverse Events (TEAEs) 5 mg/kg (n=8)2 n(%) 10 mg/kg (n=8)2 n(%) Any related TEAE 1 (13) 3 (38) Mild/Moderate Severe 1 (13) 0 2 (25) 1 (13) Any Serious Adverse Event (SAE) 1 (13) 2 (25) Any related SAE 0 1 (13) Any TEAE leading to study withdrawal, dose modification or dose interruption 0 0 Any TEAE leading to death 0 0 Treatment-related TEAE reported in >1 participant was nausea SAE related to study drug: Abdominal pain (10 mg/kg) potentially confounded by use of prohibited, off-label drug taken on the morning of PGN-EDODM1 dosing3 SAEs unrelated to study drug: Appendicitis (5 mg/kg) Right anterior tibial artery pseudoaneurysm (10 mg/kg) in connection with biopsy procedure No adverse events related to electrolytes or renal biomarkers PGN-EDODM1 was Generally Well-Tolerated

PGN-EDODM1 Demonstrated Normal Mean Serum Creatinine Levels *   Serum Creatinine 1. Includes all participants (placebo and PGN-EDODM1 treated); cohorts remain blinded BL: baseline; ULN: upper limit of normal; M: male; F: female All participants in both cohorts remained below ULN 1 1

PGN-EDODM1 Observed to Have Robust and Dose-Dependent Increase in Muscle Tissue Concentration Following Single Dose 1. One participant’s biopsy was not collected at Day 28 due to pseudoaneurysm in connection with biopsy procedure SEM: standard error of the mean; Placebo tissue concentration was below level of quantification * Muscle Tissue Concentration at D28 44.1 13.7 (n=5)1

PGN-EDODM1 Produced Mean 29% Splicing Correction Following Single 10 mg/kg Dose

Splicing Index Changes: 22-Gene Panel[1] at D28



Improvement
Splicing index
(Mean % change from baseline) + SEM
40
20
0
-20
-40
-60
7.5
5 / 6 splicing correction
3 / 4 splicing correction
-12.3
-29.1
PBO (n=4)
PGN-EDODM1 5 mg/kg (n=6)
PGN-EDODM1 10 mg/kg (n=4)2

Each participant with splicing correction in 10 mg/kg cohort showed >17% correction

1. Provenzano et al., The Splice Index as a prognostic biomarker of strength and function in myotonic dystrophy type 1, *J Clin. Invest*. 2025
2. In 10 mg/kg cohort: One participant's biopsy was not collected at Day 28 due to pseudoaneurysm in connection with biopsy procedure and one participant's sample showed splicing index outside the pre-specified assay range at Baseline and Day 28 (no detectable mis-splicing) and was excluded from the analysis.

PepGen™

18

Functional Outcomes Data After Single Dose vHOT: video hand opening time 10-Meter Walk Run Test (10MWRT) at D28 Myotonia (vHOT) at D28 -0.35 Improvement Improvement

PGN-EDODM1 Selectively Targets Only Pathogenic *DMPK* to Correct RNA Mis-Splicing

Favorable emerging safety profile[1] in patients with myotonic dystrophy type 1

Dose-dependent increase in drug **tissue concentration** observed in first two cohorts

Dose-dependent increases in evaluable participants[2] in mean **splicing correction** following single dose

~29% at 10 mg/kg

~12% at 5 mg/kg

1. Through February 24, 2025
2. Two participants in the 10 mg/kg cohort were excluded from the splicing correction assay. One participant's biopsy was not collected at Day 28 and the other participant's splicing index values were outside of the pre-specified assay range, both at Baseline and at Day 28.

PepGen™ 20

FREEDOM2 Phase 2 MAD Study Underway

Freedom 2

DM1

FREEDOM2 Study Overview

Multinational, randomized, double-blind, placebo-controlled, MAD study open in UK and Canada

IV administration of PGN-EDODM1 or placebo every 4 weeks for a period of 12 weeks

Key endpoints: Safety, PK, correction of splicing, functional assessments: vHOT, hand grip, 10-meter walk run test

4 Doses of PGN-EDODM1 or Placebo (randomized 3:1)



n=8
20 mg/kg or PBO
Biopsy
DSMB
Biopsy
Safety FU
n=8
10 mg/kg or PBO
Biopsy
DSMB
Biopsy
Safety FU
n=8
5 mg/kg or PBO
Biopsy
DSMB
Biopsy
Safety FU
Dosing

PepGen™

DSMB: data safety monitoring board; FU: follow-up; IV: intravenous; MAD: multiple-ascending dose; PBO: placebo; PK: pharmacokinetics; vHOT: video hand opening test

PGN-EDODM1 dose every 4 weeks

21

Recent Corporate Developments – PGN-EDO51 for DMD

CONNECT1-EDO51 Phase 2 study results did not achieve target dystrophin levels Observed favorable emerging safety profile1 – all treatment-related adverse events were mild Mean maximal exon skipping of 4.26% (mean increase of 3.5%) after 4 doses of 10 mg/kg at 28 days post-dosing Mean maximal dystrophin of 0.59% (mean increase of 0.36%) after 4 doses of 10 mg/kg at 28 days post-dosing Company voluntarily discontinuing development of PGN-EDO51 and intends to wind down all DMD-related research and development activities PGN-EDO51 Update DMD: PGN-EDO51 Data cut off as of May 12, 2025

PGN-EDODM1 has a Distinct MOA and Demonstrates Robust Target Engagement and Greater Exposure

	PGN-EDODM1 (Myotonic Dystrophy Type 1)	PGN-EDO51 (Duchenne Muscular Dystrophy)
MOA	**MOA: Steric Blockade** Binding 1 hairpin loop may release **multiple** MBNL1 proteins	**MOA: Skipping** Binding 1 preRNA can produce **one** skipped RNA
Target Engagement	**Greater Target Engagement** Single 10 mg/kg dose produced mean **29%** normal spliced RNA[1]	**Lower Target Engagement** Four 10 mg/kg doses produced mean **3.5%** normal skipped RNA[3]
Exposure	**Higher Exposure** **Higher exposure** achieved with PGN-EDODM1 in DM1 patients[2]	**Reduced Exposure** **Lower exposure** in patients than seen in healthy volunteers[4]

PepGen™

1. FREEDOM (n=4): One participant's biopsy was not collected at Day 28 due to pseudoaneurysm in connection with biopsy procedure and one participant's sample showed splicing index outside the pre-specified assay range at Baseline and Day 28 (no detectable mis-splicing) and was excluded from the analysis.
2. FREEDOM 10 mg/kg (n=6) as compared to CONNECT1 10 mg/kg (n=4); 3. CONNECT1 (n=4); 4. CONNECT1 10 mg/kg (n=4) as compared to HNV SAD 10 mg/kg (n=6)

24

Systemic Exposure in Humans1 PGN-EDODM1 Demonstrates Greater Systemic Exposure in Patients 0 50000 100000 150000 AUCinf (h*ng/ml) 200000 PGN-EDODM1 (FREEDOM) PGN-EDO51 (HNV SAD) PGN-EDO51 (CONNECT1) 10 mg/kg Participants were dosed with either 10 mg/kg of PGN-EDODM1 (FREEDOM n=6) or PGN-EDO51 (HNV SAD n=6) (CONNECT1 n=4) and plasma was collected after first dose. Plasma samples were analyzed by LC-MS for levels of PGN-EDODM1 PPMO (FREEDOM) or PGN-EDO51 PPMO (HNV SAD or CONNECT1).

Conclusions

1. As of May 8, 2025 based on current operating plan Continued Execution Toward Key DM1 Readouts Through 2026 with Existing Cash Funding Operations for 12 Months1 Key Expected Data Readouts/ Milestones 2H 2025: FREEDOM 15 mg/kg clinical results Q1 2026: FREEDOM2 5 mg/kg clinical results DM1: PGN-EDODM1